Exhibit 10.12

CONFIDENTIAL TREATMENT REQUESTED

SECOND AMENDMENT

TO

LICENSE AGREEMENT

THIS SECOND AMENDMENT TO LICENSE AGREEMENT (this “Second Amendment”), effective January 1, 2008, is by and among:

Angiotech Pharmaceuticals (US), Inc., a corporation organized and existing under the laws of the State of Washington, with principal offices at North Bend, WA (“Angiotech US”);

Angiodevice International GmbH, a corporation organized and existing under the laws of Switzerland, with principal offices at Dammstrasse 19, Postfach, CH-6301 Zug, Switzerland (“Angiodevice”); and

Histogenics Corporation, a corporation organized and existing under the laws of the State of Delaware (formerly under the laws of Massachusetts), with principal offices at 830 Winter Street, 3rd Floor, Waltham, MA 02451 (formerly at 100 Hospital Road, Malden, MA 02148) (“Histogenics”).

WITNESSETH

WHEREAS, Angiotech Biomaterials Corp. (“Biomaterials”), Angiodevice and Histogenics entered into that certain License Agreement, effective as of May 12, 2005, pursuant to which Biomaterials and Angiodevice licensed to Histogenics the right to use certain domestic and foreign patents, patent applications and know how relating to the manufacture and use of CT3 (the “Original License Agreement”), a copy of which is attached hereto;

WHEREAS, effective as of November 4, 2005, all of the assets of Biomaterials were sold to Angiotech US and Biomaterials was wound up;

WHEREAS, in connection with such sale of assets, Biomaterials assigned the Agreement to Angiotech US and Angiotech US assumed all rights and obligations of Biomaterials under the Original License Agreement as if it were the original party thereto;

WHEREAS, Angiotech US, Angiodevice and Histogenics entered into that certain Amendment to License Agreement, dated as of August 31, 2007 (the “First Amendment”), a copy of which is attached hereto (the Original License Agreement, as amended by the First Amendment, shall be referred to herein as the “Agreement”); and

WHEREAS, Angiotech US, Angiodevice and Histogenics have determined that it is in their best interests to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Angiodevice, Angiotech US and Histogenics hereby agree as

CONFIDENTIAL TREATMENT REQUESTED

follows:

1. Amendment. Sub-clause (A) of Section 3.2(a)(ii) of the Agreement is hereby amended by striking the word “January” and inserting the word “March” in place thereof.

2. Miscellaneous

2.1. Entire Agreement; Confirmation of Agreement. Except as specifically otherwise amended as set forth herein, the Agreement shall continue in full force and effect.

2.2. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto will have the same effect as original signatures. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart.

[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed and delivered by the respective duly authorized officers as of the date set forth above.

ANGIOTECH PHARMACEUTICALS (US), INC.			ANGIODEVICE INTERNATIONAL GmbH

By:	/s/ ****		By:	/s/ ****
	Name:			Name:	****
	Title:	****		Title:	****
	Date:	Jan 10, 2008		Date:

			By:	/s/ ****
				Name:	****
				Title:	****
Date:

HISTOGENICS CORPORATION

By:
Name:
Title:
Date:

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Common Stock Warrant

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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